UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2019

QUANTA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56025	81-2749032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

3606 W. Magnolia Blvd. Burbank, CA 91505
(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 813-1360

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	QNTA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2019, the Board of Directors (“Board”) of Quanta, Inc. (the “Company”) approved forms of employment agreements for each of Eric Rice, Jeffrey Doiron, Blake Gillette and Kirk Westwood (collectively, the “Employees”), and each of them entered into such agreements with the Company on the same date (collectively, the “Employment Agreements”). The description of the Employment Agreements herein is qualified by reference to the full text of each Employment Agreement, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 (for Mr. Rice), Exhibit 10.2 (for Mr. Doiron), Exhibit 10.3 (for Mr. Gillette) and Exhibit 10.4 (for Mr. Westwood), and each are incorporated herein by reference.

Mr. Rice will continue to serve as the Company’s Chief Executive Officer and will receive a base salary of $120,000 per year, Mr. Doiron will continue to serve as the Company’s President and will receive a base salary of $108,000 per year, Mr. Gillette will continue to serve as the Company’s Executive Vice President and will receive a base salary of $78,000 per year, and Mr. Westwood will continue to serve as a Vice President of the Company and will receive a base salary of $108,000 per year. Each Employment Agreement also provides for a potential annual bonus for such employee, which shall be determined by the Board within a reasonable time period following the end of each calendar year.

The Employment Agreements provide for each Employee to serve an initial term of three years, with automatic annual renewal thereafter unless otherwise terminated by either party. If an Employment Agreement is terminated by the respective Employee for Good Reason (as defined in such Employment Agreement), the Company is obligated to pay such Employee his base salary for a period following such termination equal to twelve months in the case of Mr. Rice or equal to three months in the case of Messrs. Doiron, Gillette and Westwood. In addition, each Employment Agreement provides that the Employee will receive standard benefits, including, but not limited to, insurance and vacation time.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Employment Agreement, dated as of September 4, 2019, by and between Quanta, Inc. and Eric Rice
10.2	Form, of Employment Agreement, dated as of September 4, 2019, by and between Quanta, Inc. and Jeffrey Doiron
10.3	Form of Employment Agreement, dated as of September 4, 2019, by and between Quanta, Inc. and Blake Gillette
10.4	Form of Employment Agreement, dated as of September 4, 2019, by and between Quanta, Inc. and Kirk Westwood

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTA, INC.

Date: September 4, 2019	/s/ Eric Rice
Eric Rice
Chief Executive Officer